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Exhibit 23.2

CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated January 21, 2003, relating to the consolidated financial statements and financial statement schedules of Polycom, Inc., which appears in Polycom, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2002.

/s/  PRICEWATERHOUSECOOPERS LLC

PricewaterhouseCoopers LLC
San Jose, California
August 18, 2003

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  Exhibit 23.2
CONSENT OF INDEPENDENT ACCOUNTANTS